Statements of Net Asset Available for Benefits - EBP 004 [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Investments:
Investments, at fair value (Note 3)	$ 27,751,436	$ 25,010,983
Receivables:
Contributions receivable from participants	0	43,460
Contributions receivable from employer	252,656	219,099
Notes receivable from participants	751,982	765,464
Total receivables	1,004,638	1,028,023
Non-interest-bearing cash and cash equivalents	106,153	88,575
Net assets available for benefits	$ 28,862,227	$ 26,127,581